NYSE: FCF NYSE: FCF First Commonwealth  Financial Corporation  Announces Another Step in  Building its Ohio Business July 27, 2016

NYSE: FCF Forward‐looking Statements This presentation contains forward‐looking statements about First Commonwealth’s future plans, strategies and financial performance that  may be considered forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the  Securities Exchange Act of 1934. These forward‐looking statements are intended to be covered by the safe harbor provisions of the Private  Securities Litigation Reform Act of 1995, and this statement is included for purposes of complying with these safe harbor provisions.  These  statements can be identified by the fact that they do not relate strictly to historical or current facts and often include words such as  "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will,"  "would," "should," "could" or "may."  These forward‐looking statements are based on current plans and expectations, which are subject to  a number of risk factors and uncertainties that could cause future results to differ materially from historical performance or future  expectations. These differences may be the result of various factors, including, among others: (1) failure of the parties to satisfy the closing  conditions in the purchase and assumption agreement in a timely manner or at all; (2) failure to obtain governmental approvals for the  acquisition of the branches; (3) disruptions to the parties’ businesses as a result of the announcement and pendency of the branch  acquisition; (4) costs or difficulties related to the integration of the business of the acquired branches following the closing of the  transaction; (5) the risk that the anticipated benefits, cost savings and any other savings from the transaction may not be fully realized or  may take longer than expected to realize; (6) changes in general business, industry or economic conditions or competition; (7) adverse  changes or conditions in the capital and financial markets; (8) changes in interest rates; (9) the inability to realize expected cost savings or  achieve other anticipated benefits in connection with the proposed transaction; (10) changes in the quality or composition of loan and  investment portfolios; (11) adequacy of loan loss reserves and changes in loan default and charge‐off rates; (12) increased competition  and its effect on pricing and revenues; (13) deposit attrition, necessitating increased borrowings to fund loans and investments; (14)  rapidly changing technology; (15) unanticipated regulatory or judicial proceedings and liabilities and other costs; (16) changes in the cost  of funds, demand for loan products or demand for financial services; and (17) other economic, competitive, governmental or technological  factors affecting operations, markets, products, services and prices.  In addition, risk factors include but are not limited to, the risk factors described in First Commonwealth’s Annual Report on Form 10‐K for  the year ended December 31, 2015.  Forward‐looking statements speak only as of the date on which they are made.  First Commonwealth  undertakes no obligation to update any forward‐looking statements to reflect circumstances or events that occur after the date the  forward‐looking statements are made.

Successful Strategy in Ohio

First Commonwealth's presence in Ohio presents significant opportunity for growth

Measured Buildout in Ohio

- Leveraging significant management experience in Ohio market
- Opened a business center in Cleveland in April 2014
  - Targeting commercial customers in northeastern OH
- Acquired First Community Bank in Columbus, OH in October 2015
  - ~$100 million in assets and ~$90 million in deposits at time of acquisition
  - Cost savings fully achieved
  - Less than 2% deposit attrition since close
- Opened two mortgage production offices in central and northeast OH in 2016
  - Continue to build-out mortgage delivery in central and northeastern OH
- Today's announced acquisition provides important core deposit funding to support First Commonwealth's growth opportunities in Ohio
- With today's announced acquisition, First Commonwealth's Ohio franchise is comprised of:
  - 107 employees
  - $680 million loans
  - $827 million deposits
  - 17 banking branches
  - 3 loan production offices

Ohio Loan Portfolio ($MM)(1)



$146
$177
$202
$232
$284
$332
$424
$502
$565
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16

(1): Includes all OH based consumer loans, Commercial Real Estate loans with properties located in OH and C&I loans with borrowers headquartered in OH

3

First Commonwealth
NYSE: FCF

Another Step in Building Our Ohio Business

- Acquisition of 13 FirstMerit branches in Northeast Ohio in conjunction with Huntington's previously announced acquisition of FirstMerit
  - $56 million average deposits per branch
  - $735 million of deposits at an average cost of 0.22%
  - $115 million of loans yielding 4.05%
- Top 10 pro forma deposit market share[1] in target markets provides meaningful market presence
  - First Commonwealth will become the largest community bank in the Canton market
  - #3 in Canton, OH MSA
  - #6 in Ashtabula, OH MSA
- Northeast Ohio markets complement existing Cleveland loan production office and Columbus presence
- Financially compelling
  - 4.5% deposit premium
  - Immediately accretive to GAAP and Cash earnings per share
  - IRR significantly exceeds cost of capital

First Commonwealth Pro Forma Footprint


Ashtabula
Cleveland
Canton
PA
Altoona
Pittsburgh
OH
Columbus
Acquired FirstMerit Branches
First Commonwealth
First Commonwealth Commercial Loan Production Office
First Commonwealth Mortgage Loan Production Office

Acquired Deposits


CDs 4%
IRAs 3%
Savings 57%
Demand / NOW 36%

Total Deposits: $735MM
Cost of Deposits: 0.22%

Acquired Loans


Real Estate Loans 8%
Auto / Vehicle 2%
Other Consumer 0%
Real Estate Lines 52%
Commercial 38%

Total Loans: $115MM
Yield on Loans: 4.05%

Note: Acquired loan and deposit data as of May 31, 2016.
(1): As of June 30, 2015, pro forma for announced M&A through July 26, 2016.

4

First Commonwealth.
NYSE: FCF

NYSE: FCF Pro Forma Deposit Market Share 5 Note: Branch and deposit data as of June 30, 2015, pro forma for M&A announced through July 26, 2016, except acquired branches and deposits, which are as of May 31, 2016. Source: SNL Financial. Top 10 Banks in Canton, OH MSA Top Banks in Ashtabula, OH MSA Deposit Deposits Market Rank Institution Branches ($MM) Share 1. Huntington / FirstMerit (ex. divestiture) 31 $2,542 39.4% 2. JPMorgan 13 815 12.6 3. First Commonwealth 11 676 10.5 4. Citizens Financial 14 601 9.3 5. KeyCorp 13 561 8.7 6. PNC Financial 12 425 6.6 7. Consumers Bancorp 9 236 3.7 8. Ohio Legacy Corp 2 188 2.9 9. Fifth Third 5 109 1.7 10. Magnolia Bancorp 3 66 1.0 Deposit Deposits Market Rank Institution Branches ($MM) Share 1. Huntington / FirstMerit (ex. divestiture) 9 $274 27.4% 2. Andover Bancorp 8 271 27.1 3. KeyCorp 6 182 18.1 4. U.S. Bancorp 3 85 8.4 5. Conneaut Bancorp 2 63 6.3 6. First Commonwealth 2 59 5.9 7. Northwest Bancshares 2 30 3.0 8. Middlefield Banc Corp. 1 29 2.9 9. Cortland Bancorp 1 10 1.0

NYSE: FCF Key Transaction Terms 6 Note: Acquired branches, deposit and loan data as of May 31, 2016. (1): Net book value as of May 31, 2016. Purchase Price   4.5% premium on deposits   $33.1 million based on $735 million of deposits as of May 31, 2016  Premium will be calculated based on average daily balance of deposits for the 30 days prior to and inclusive of the 5th business day prior to closing Loans  $115 million of loans as of May 31, 2016  62% consumer  38% commercial Branches  13 branches in Canton and Ashtabula markets  Canton: 11 branches with $676 million deposits  Ashtabula: 2 branches with $59 million deposits Fixed Assets  Fixed assets to be acquired at net book value at close  Approximately $4.6 million in aggregate(1) One‐Time Costs  $2.7 million pre‐tax one‐time restructuring charges EPS Accretion  Immediately accretive to EPS  ~5% GAAP EPS accretive by year 3  ~8% Cash EPS accretive by year 3 Tangible Book Value Dilution  ~5.0% tangible book value dilution at close including the impact of all one‐time restructuring charges  <5 year tangible book value per share earn back period (crossover method) Purchase Accounting Marks  2.4% credit mark on loan portfolio ($2.8 million)  $1.4 million interest rate mark on loans  CDI equal to 2.07% of core deposits  Capital  Remaining capacity under January 2016 common stock repurchase program not expected to be executed Closing Conditions  Customary regulatory approvals Expected Closing  4Q16

NYSE: FCF NYSE: FCF For more information, please contact: Ryan M. Thomas Vice President / Finance & Investor Relations First Commonwealth Financial Corporation 654 Philadelphia Street Indiana, Pennsylvania 15701 (724) 463‐1690 InvestorRelations@fcbanking.com